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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 17, 2002
                               (October 16, 2002)



                            ARKANSAS BEST CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   0-19969                     71-0673405
 --------------------          ----------------           ---------------------
   (State or other               (Commission                  (IRS Employer
   jurisdiction of               File Number)               Identification No.)
  incorporation or
    organization)


                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000
--------------------------------------------------------------------------------
   (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)




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ITEM 5. OTHER EVENTS.

On October 16, 2002, Arkansas Best Corporation issued a press release announcing the retirement of David E. Stubblefield, President and Chief Executive Officer of its largest subsidiary, ABF Freight System, Inc. and the appointment of Robert A. Davidson as his successor. A copy of the press release is attached as an exhibit to this Report on Form 8-K.

ITEM 7. EXHIBITS.

99.1     Press release of Arkansas Best Corporation dated October 16, 2002.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARKANSAS BEST CORPORATION
                            -------------------------
                                  (Registrant)

Date: October 17, 2002                    /s/ David E. Loeffler
      ----------------                 ----------------------------------------
                                       David E. Loeffler,
                                       Vice President - Chief Financial Officer
                                       and Treasurer



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER      DESCRIPTION
------      -----------
99.1        Press release of Arkansas Best Corporation dated October 16, 2002.